UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplement to the Prospectus
Dated August 28, 2008

November 10, 2008

Dear Investor:

The purpose of this supplement is to provide you with updated information regarding the disclosure of portfolio holdings. Each fund is a “feeder fund” that invests in securities through an underlying master fund. Each fund and the corresponding master fund have the same investment objective.

As noted under “Disclosure of portfolio holdings” in the prospectus, the complete portfolio holdings of each master fund are posted on the fund advisor’s web site on a periodic basis. Detailed portfolio holdings reports had been posted on a monthly basis. These reports will continue to be produced for each master fund. In addition to the monthly updates, the fund advisor will be adding an abbreviated portfolio holdings report for the master fund in which UBS Select Prime Preferred Fund invests that will be posted on a weekly basis. As a result, the second and third paragraphs on page 35 of the prospectus are replaced in their entirety with the following:

The complete portfolio holdings of each master fund will be posted on the fund advisor’s website at http://www.ubs.com/1/e/globalam/america/institutional_clients/money_market_fund.html on a monthly basis. Under normal circumstances, detailed portfolio holdings information for each master fund as of the most recent month-end is expected to be posted approximately 15 days after the end of a month. Additionally, an abbreviated portfolio holdings report for the master fund in which UBS Select Prime Preferred Fund invests will be available on a weekly basis. (The abbreviated weekly portfolio holdings report will contain less information about each holding.) Under normal circumstances, the abbreviated report will be as of the last business day in a week and is expected to be posted by the Thursday or Friday of the following week. Both monthly and weekly information will be posted to the web site at least one day prior to other public dissemination. The first such weekly posting for UBS Select Prime Preferred Fund, showing holdings as of November 7, 2008, is expected to be available on November 13, 2008.

Monthly and weekly portfolio holdings information postings will continue to remain available on the website, along with any more current holdings information, at least until the date on which a fund files its portfolio holdings information with the SEC on Forms N-Q or N-CSR for the period that included the date as of which the web site information is current. (For example, a fund files its annual report for its most recent fiscal year ended April 30th with the SEC on Form N-CSR around the beginning of June. Monthly and weekly portfolio holdings information for periods ended April 30th could be removed from the web site once the annual report is filed, but not until then.)

ZS354

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG